Exhibit 99.l   NEWS RELEASE

As previously announced, TDS will hold a teleconference October 30, 2015 at 9:30 a.m. CDT. Interested parties may listen to the call live via the Events & Presentations page of investors.tdsinc.com.

 FOR IMMEDIATE RELEASE

 TDS reports third quarter 2015 results

U.S. Cellular updates guidance; raises profitability forecast

CHICAGO, (Oct. 30, 2015) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,373.8 million for the third quarter of 2015, versus $1,280.0 million for the comparable period one year ago. Net income (loss) attributable to TDS shareholders and related diluted earnings per share were $51.1 million and $0.46, respectively, for the third quarter of 2015, compared to $(116.0) million and $(1.07), respectively, in the comparable period one year ago.

Effective September 1, 2015, U.S. Cellular discontinued it loyalty rewards program.  All unredeemed rewards points expired and the deferred revenue related to the expired points was recognized as $58.2 million in service revenues in the quarter.

“Our businesses showed continued success in the quarter, in an ever-changing and highly competitive environment,” said LeRoy T. Carlson Jr., TDS president and CEO.  “U.S. Cellular and TDS Telecom made significant investments in their networks and continued to enhance their systems, to elevate their competitive positioning and to build even stronger customer loyalty.

“U.S. Cellular grew its customer base for the fifth consecutive quarter with strong sales of connected devices and low levels of churn. It completed the 4G LTE rollout, a milestone in deploying high quality networks in our footprint. This investment will continue to drive growth in smartphones, connected devices, and data usage, all of which we plan to monetize.

“TDS Telecom’s targeted fiber deployments enabled IPTV in more of our key wireline markets and generated an increase in residential revenue per customer. Our hosted and managed services company, OneNeck IT Solutions, increased its equipment sales growth.  TDS Telecom continues to build OneNeck IT Solution’s capabilities to grow revenues from mid-sized businesses looking to outsource their IT services.”

2015 Estimated Results

Estimates of full-year 2015 results for U.S. Cellular, TDS Telecom, and TDS are shown below.  Such estimates represent management’s view as of October 30, 2015.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

	2015 Estimated Results
	U.S. Cellular			TDS Telecom			TDS(2)
	Current		Previous	Current		Previous	Current		Previous
(Dollars in millions)
Total operating revenues	Approx. $	4,000	$4,000-$4,100	$1,130-$1,180		Unchanged	$5,145-$5,195		$5,145-$5,295
Operating cash flow (1)	$540-$620		$440-$540	$280-$310		Unchanged	$825-$935		$725-$855
Adjusted EBITDA (1)	$710-$790		$600-$700	$280-$310		Unchanged	$1,000-$1,110		$890-$1,020
Capital expenditures	Approx. $	600	Unchanged	Approx. $	220	Unchanged	Approx. $	825	$830

The following tables provide a reconciliation to Operating Cash Flow and Adjusted EBITDA for 2015 estimated results, and actual results for the nine months ended September 30, 2015 and year ended December 31, 2014:

	2015 Estimated Results (3)
	U.S. Cellular	TDS Telecom	TDS(2)
(Dollars in millions)
Net income (loss) (GAAP)	N/A	N/A	N/A
Add back:
Income tax expense (benefit)	N/A	N/A	N/A
Income (loss) before income taxes (GAAP)	$275-355	$45-75	$275-385
Add back:
Interest expense	80	–	140
Depreciation, amortization and accretion expense	600	235	845
EBITDA	$955-1,035	$280-310	$1,260-1,370
Add back:
(Gain) loss on sale of business and other exit costs, net	(115)	(5)	(135)
(Gain) loss on license sales and exchanges, net	(145)	–	(145)
(Gain) loss on asset disposals, net	15	5	20
Adjusted EBITDA	$710-790	$280-310	$1,000-1,110
Deduct:
Equity in earnings of unconsolidated entities	(135)	–	(135)
Interest and dividend income	(35)	–	(40)
Operating cash flow (4)	$540-620	$280-310	$825-935

	Actual Results
	Nine Months Ended September 30, 2015			Year ended December 31, 2014
	U.S. Cellular	TDS Telecom	TDS (2)	U.S. Cellular	TDS Telecom	TDS (2)
(Dollars in millions)
Net income (loss) (GAAP)	$250	$38	$265	$(47)	$(24)	$(147)
Add back:
Income tax expense (benefit)	161	27	179	(12)	18	(5)
Income (loss) before income taxes (GAAP)	$411	$65	$444	$(59)	$(7)	$(153)
Add back:
Interest expense	61	–	103	57	(1)	111
Depreciation, amortization and accretion expense	450	170	628	606	220	837
EBITDA	$922	$236	$1,175	$605	$212	$796
Add back:
Loss on impairment of assets	–	–	–	–	84	88
(Gain) loss on sale of business and other exit costs, net	(114)	(3)	(130)	(33)	(2)	(16)
(Gain) loss on license sales and exchanges, net	(147)	–	(147)	(113)	–	(113)
(Gain) loss on asset disposals, net	12	3	15	21	5	27
Adjusted EBITDA	$674	$236	$913	$480	$298	$781
Deduct:
Equity in earnings of unconsolidated entities	(110)	–	(110)	(130)	–	(132)
Interest and dividend income	(26)	(2)	(28)	(12)	(2)	(17)
Operating cash flow (4)	$538	$234	$775	$338	$296	$632

Note: Totals may not foot due to rounding differences.

  Operating cash flow is defined as net income, adjusted for the items set forth in the reconciliation below.  Adjusted EBITDA is defined as net income, adjusted for the items set forth in the reconciliation below.  Operating cash flow and Adjusted EBITDA exclude these items in order to show operating results on a more comparable basis from period to period. From time to time, TDS may exclude other items from Operating cash flow and/or Adjusted EBITDA if such items help reflect operating results on a more comparable basis. TDS does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Operating cash flow and Adjusted EBITDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to net income as indicators of the company’s operating performance or as alternatives to cash flows from operating activities, determined in accordance with GAAP, as indicators of cash flows or as measures of liquidity. TDS believes Operating cash flow and Adjusted EBITDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as indicated above.
  The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.
  In providing 2015 Estimated Results, TDS has not completed the above reconciliation to net income because it does not provide guidance for income taxes. TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, the company is unable to provide such guidance.
  A reconciliation of Operating cash flow (Non-GAAP) to operating income (GAAP) for September 30, 2015 actual results can be found on the company's website at investors.tdsinc.com.

Stock Repurchase Summary

TDS began repurchasing stock under its $250 million repurchase authorization on August 5, 2013.   The following represents repurchases of TDS Common Shares.

Repurchase Period	# Shares	Cost (in millions)
2015 (year to date)	–	$–
2014 (full year)	1,541,850	$39.1
Total	1,541,850	$39.1

Conference Call Information

TDS will hold a conference call on October 30, 2015 at 9:30 a.m. Central Time.

   Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/11364.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 1000TM company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 6.0 million customers nationwide through its businesses, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, and BendBroadband. Founded in 1969 and headquartered in Chicago, TDS employed 10,600 people as of September 30, 2015.

Visit www.tdsinc.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane McCahon, Vice President, Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, Investor Relations Director

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets;  pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Retail Customers
Postpaid
Total at end of period	4,341,000	4,324,000	4,307,000	4,298,000	4,200,000
Gross additions	200,000	191,000	200,000	302,000	251,000
Net additions (losses)	17,000	17,000	9,000	98,000	52,000
ARPU (1)	$58.12	$53.62	$54.87	$56.51	$56.37
ARPA (2)	$147.00	$133.85	$134.94	$136.13	$132.99
Churn rate (3)	1.4%	1.3%	1.5%	1.6%	1.6%
Smartphone penetration (4)	72%	69%	67%	65%	62%
Prepaid
Total at end of period	380,000	368,000	360,000	348,000	350,000
Gross additions	71,000	65,000	73,000	60,000	64,000
Net additions (losses)	12,000	8,000	12,000	(2,000)	(2,000)
ARPU (1)	$35.64	$35.98	$35.72	$35.33	$34.40
Churn rate (3)	5.2%	5.2%	5.8%	5.9%	6.3%
Total customers at end of period	4,807,000	4,779,000	4,775,000	4,760,000	4,674,000
Billed ARPU (1)	$55.42	$51.29	$52.29	$53.63	$53.24
Service revenue ARPU (1)	$62.31	$57.55	$58.01	$60.10	$60.92
Smartphones sold as a percent of total handsets sold	87%	87%	86%	87%	81%
Total population
Consolidated markets (5) (8)	50,313,000	52,809,000	52,822,000	58,840,000	60,136,000
Consolidated operating markets (5)	31,814,000	31,814,000	31,814,000	31,729,000	31,729,000
Market penetration at end of period
Consolidated markets (6)	10%	9%	9%	8%	8%
Consolidated operating markets (6)	15%	15%	15%	15%	15%
Capital expenditures (000s)	$134,816	$133,666	$66,460	$181,655	$142,452
Total cell sites in service	6,246	6,223	6,219	6,220	6,209
Owned towers (7)	3,957	3,940	3,936	4,280	4,487

(1)

Average Revenue Per User (“ARPU”) metrics are calculated by dividing a revenue base by an average number of customers by the number of months in the period.  These revenue bases and customer populations are shown below:

a.	Postpaid ARPU consists of total postpaid service revenues and postpaid customers.
b.	Prepaid ARPU consists of total prepaid service revenues and prepaid customers.
c.	Billed ARPU consists of total postpaid, prepaid and reseller service revenues and postpaid, prepaid and reseller customers.
d.	Service revenue ARPU consists of total postpaid, prepaid and reseller service revenues, inbound roaming and other service revenues and postpaid, prepaid and reseller customers.
(2)	Average Revenue Per Account (“ARPA”) metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts by the number of months in the period.
(3)

Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(4)

Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding connected devices. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid handset customers.

(5)

During the third quarter of 2015 U.S. Cellular reassessed population statistics with respect to markets which U.S. Cellular consolidates and revised its calculations to more accurately accumulate such population statistics.  As a result, prior period population data and corresponding market penetration ratios were revised for markets that U.S. Cellular currently consolidates, or previously consolidated in the periods presented.  The decrease in the population of Consolidated markets is due primarily to the license exchange transactions of certain non-operating licenses in North Carolina in December 2014 and Illinois and Indiana in March 2015. Total Population is used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively.  See footnote (6) below.

(6)

Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.

(7)	During the quarters ended March 31, 2015 and December 31, 2014, U.S. Cellular sold 359 and 236 towers, respectively, in divested markets.
(8)	As licenses awarded in Auction 97 have not yet been granted, population statistics related to such licenses have not been included in population data.

TDS Telecom
Summary Operating Data (Unaudited)

Quarter Ended		9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
TDS Telecom
Wireline
	Residential connections
	Voice (1)	325,900	329,000	333,400	335,900	340,300
	Broadband (2)	231,600	231,200	229,400	229,200	231,600
	IPTV (3)	30,300	27,900	25,600	23,400	20,700
	Wireline residential connections	587,800	588,100	588,400	588,500	592,600

	Total residential revenue per connection (4)	$42.83	$42.10	$42.32	$41.56	$41.47

	Commercial connections
	Voice (1)	176,700	181,800	187,500	193,200	199,300
	Broadband (2)	23,000	23,700	24,300	24,700	25,300
	managedIP (5)	145,900	145,100	143,200	140,200	137,700
	Wireline commercial connections	345,600	350,600	355,000	358,100	362,300

	Total Wireline connections	933,400	938,700	943,400	946,600	954,900

Cable
	Cable Connections
	Video (6)	108,300	109,100	109,700	110,400	109,100
	Broadband (7)	114,600	112,300	112,200	110,900	106,400
	Voice (7)	54,000	51,500	49,100	46,000	41,800
	Cable connections	276,900	272,900	271,000	267,300	257,300

(1)	The individual circuit connecting customers to TDS Telecom’s central office facilities.
(2)	The number of customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.
(3)	The number of customers provided video services using IP networking technology.
(4)	Total residential revenue per connection is calculated by dividing the average residential revenue for the period by the average number of residential connections for the period.
(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
(6)

Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(7)	Broadband and voice connections reflect billable number of lines into a building for high speed data and voice services, respectively.

TDS Telecom
Capital Expenditures (000s)

Quarter Ended	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014
Wireline	$38,400	$31,700	$20,400	$51,400	$34,200
Cable	13,000	11,900	11,600	14,600	7,600
HMS	5,100	9,400	4,900	13,400	9,800
	$56,500	$53,000	$36,900	$79,400	$51,600

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Three Months Ended September 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2015	2014	Amount	Percent
Operating revenues
U.S. Cellular	$1,068,906	$1,000,419	$68,487	7%
TDS Telecom	299,374	273,157	26,217	10%
All Other (1)	5,518	6,447	(929)	(14)%
	1,373,798	1,280,023	93,775	7%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	860,823	905,157	(44,334)	(5)%
Depreciation, amortization and accretion	152,369	148,952	3,417	2%
(Gain) loss on asset disposals, net	2,618	7,947	(5,329)	(67)%
(Gain) loss on sale of business and other exit costs, net	(643)	(10,283)	9,640	94%
(Gain) loss on license sales and exchanges, net	(23,986)	–	(23,986)	N/M
	991,181	1,051,773	(60,592)	(6)%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	223,695	199,132	24,563	12%
Depreciation, amortization and accretion	56,548	54,255	2,293	4%
Loss on impairment of assets	–	84,000	(84,000)	N/M
(Gain) loss on asset disposals, net	2,292	1,367	925	68%
(Gain) loss on sale of business and other exit costs, net	(105)	(2,201)	2,096	95%
	282,430	336,553	(54,123)	(16)%
All Other (1)
Expenses excluding depreciation and amortization	4,708	7,117	(2,409)	(34)%
Depreciation and amortization	1,847	2,322	(475)	(20)%
(Gain) loss on asset disposals, net	9	(21)	30	>100%
(Gain) loss on sale of business and other exit costs, net (2)	189	7,694	(7,505)	(98)%
	6,753	17,112	(10,359)	(61)%

Total operating expenses	1,280,364	1,405,438	(125,074)	(9)%
Operating income (loss)
U.S. Cellular	77,725	(51,354)	129,079	>100%
TDS Telecom	16,944	(63,396)	80,340	>100%
All Other (1)	(1,235)	(10,665)	9,430	88%
	93,434	(125,415)	218,849	>100%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	39,770	36,081	3,689	10%
Interest and dividend income	9,617	4,526	5,091	>100%
Interest expense	(35,043)	(27,170)	(7,873)	(29)%
Other, net	(56)	69	(125)	>(100)%
Total investment and other income	14,288	13,506	782	6%
Income (loss) before income taxes	107,722	(111,909)	219,631	>100%
Income tax expense (benefit)	45,327	9,290	36,037	>100%
Net income (loss)	62,395	(121,199)	183,594	>100%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	11,312	(5,169)	16,481	>100%
Net income (loss) attributable to TDS shareholders	51,083	(116,030)	167,113	>100%
TDS Preferred dividend requirement	(12)	(12)	–	-
Net income (loss) available to common shareholders	$51,071	$(116,042)	$167,113	>100%

Basic weighted average shares outstanding	108,848	108,252	596	1%
Basic earnings (loss) per share attributable to TDS shareholders	$0.47	$(1.07)	$1.54	>100%

Diluted weighted average shares outstanding	110,214	108,252	1,962	2%
Diluted earnings (loss) per share attributable to TDS shareholders	$0.46	$(1.07)	$1.53	>100%

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
(2)	Due to Airadigm Transaction, TDS recognized expenses of $7.7 million related to exit and disposal activities in 2014.
N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Nine Months Ended September 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2015	2014	Amount	Percent
Operating revenues
U.S. Cellular	$3,009,818	$2,884,003	$125,815	4%
TDS Telecom	874,172	806,423	67,749	8%
All Other (1)	17,796	21,951	(4,155)	(19)%
	3,901,786	3,712,377	189,409	5%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	2,471,687	2,615,163	(143,476)	(5)%
Depreciation, amortization and accretion	450,035	465,042	(15,007)	(3)%
(Gain) loss on asset disposals, net	12,268	16,774	(4,506)	(27)%
(Gain) loss on sale of business and other exit costs, net	(113,825)	(27,694)	(86,131)	>(100)%
(Gain) loss on license sales and exchanges, net	(146,884)	(91,446)	(55,438)	(61)%
	2,673,281	2,977,839	(304,558)	(10)%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	640,315	586,862	53,453	9%
Depreciation, amortization and accretion	170,347	161,205	9,142	6%
Loss on impairment of assets	–	84,000	(84,000)	N/M
(Gain) loss on asset disposals, net	2,791	2,694	97	4%
(Gain) loss on sale of business and other exit costs, net	(3,159)	(2,201)	(958)
	810,294	832,560	(22,266)	(3)%
All Other (1)
Expenses excluding depreciation and amortization	14,924	26,056	(11,132)	(43)%
Depreciation and amortization	8,061	8,768	(707)	(8)%
(Gain) loss on asset disposals, net	(11)	158	(169)	>(100)%
(Gain) loss on sale of business and other exit costs, net (2)	(12,947)	20,816	(33,763)	>(100)%
	10,027	55,798	(45,771)	(82)%

Total operating expenses	3,493,602	3,866,197	(372,595)	(10)%
Operating income (loss)
U.S. Cellular	336,537	(93,836)	430,373	>100%
TDS Telecom	63,878	(26,137)	90,015	>100%
All Other (1)	7,769	(33,847)	41,616	>100%
	408,184	(153,820)	562,004	>100%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	109,823	108,198	1,625	2%
Interest and dividend income	28,119	9,763	18,356	>100%
Interest expense	(102,792)	(83,775)	(19,017)	(23)%
Other, net	142	279	(137)	(49)%
Total investment and other income	35,292	34,465	827	2%
Income (loss) before income taxes	443,476	(119,355)	562,831	>100%
Income tax expense (benefit)	178,780	7,276	171,504	>100%
Net income (loss)	264,696	(126,631)	391,327	>100%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	44,827	(6,817)	51,644	>100%
Net income (loss) attributable to TDS shareholders	219,869	(119,814)	339,683	>100%
TDS Preferred dividend requirement	(37)	(37)	–	-
Net income (loss) available to common shareholders	$219,832	$(119,851)	$339,683	>100%

Basic weighted average shares outstanding	108,503	108,650	(147)	-
Basic earnings (loss) per share attributable to TDS shareholders	$2.03	$(1.10)	$3.13	>100%

Diluted weighted average shares outstanding	109,737	108,650	1,087	1%
Diluted earnings (loss) per share attributable to TDS shareholders	$1.99	$(1.10)	$3.09	>100%

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
(2)

Compared to U.S. Cellular, TDS recognized an incremental gain of $11.9 million on the tower sale as a result of a lower basis in the assets disposed in 2015.  Due to the Airadigm Transaction, TDS recognized expenses of $20.8 million related to exit and disposal activities in 2014.

N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	September 30,	December 31,
	2015	2014
Current assets
Cash and cash equivalents	$865,425	$471,901
Accounts receivable from customers and others, net	775,529	683,681
Inventory, net	183,884	273,707
Net deferred income tax asset	98,343	107,686
Prepaid expenses	119,453	86,506
Income taxes receivable	–	113,708
Other current assets	30,425	29,766
	2,073,059	1,766,955

Assets held for sale	9,018	103,343

Investments
Licenses	1,844,197	1,453,574
Goodwill	765,773	771,352
Franchise rights	244,300	244,300
Other intangible assets, net	50,923	64,499
Investments in unconsolidated entities	386,153	321,729
Other investments	445	508
	3,291,791	2,855,962

Property, plant and equipment, net
U.S. Cellular	2,608,438	2,728,217
TDS Telecom	1,076,228	1,093,671
Other	22,021	24,237
	3,706,687	3,846,125

Other assets and deferred charges	236,803	334,554

Total assets	$9,317,358	$8,906,939

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	September 30,	December 31,
	2015	2014
Current liabilities
Current portion of long-term debt	$9,102	$808
Accounts payable	433,620	387,125
Customer deposits and deferred revenues	274,293	324,318
Accrued interest	18,714	7,919
Accrued taxes	143,082	46,734
Accrued compensation	98,134	114,549
Other current liabilities	105,625	181,803
	1,082,570	1,063,256

Liabilities held for sale	687	21,643

Deferred liabilities and credits
Net deferred income tax liability	888,499	941,519
Other deferred liabilities and credits	431,874	430,774

Long-term debt	2,209,992	1,993,586

Noncontrolling interests with redemption features	910	1,150

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1,327	1,327
Capital in excess of par value	2,353,054	2,336,511
Treasury shares, at cost	(731,224)	(748,199)
Accumulated other comprehensive income (loss)	(684)	6,452
Retained earnings	2,503,825	2,330,187
Total TDS shareholders' equity	4,126,298	3,926,278

Preferred shares	824	824
Noncontrolling interests	575,704	527,909

Total equity	4,702,826	4,455,011

Total liabilities and equity	$9,317,358	$8,906,939

Balance Sheet Highlights
September 30, 2015
(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
Cash and cash equivalents	$596,766	$63,478	$205,181	$–	$865,425
Affiliated cash investments	–	411,520	–	(411,520)	–
	$596,766	$474,998	$205,181	$(411,520)	$865,425

Licenses, goodwill and other intangible assets	$2,203,657	$839,649	$(138,113)	$–	$2,905,193
Investment in unconsolidated entities	347,709	3,806	39,977	(5,339)	386,153
Long-term and other investments	1	443	1	–	445
	$2,551,367	$843,898	$(98,135)	$(5,339)	$3,291,791

Property, plant and equipment, net	$2,608,438	$1,076,228	$22,161	$(140)	$3,706,687

Long-term debt:
Current portion	$8,501	$25	$576	$–	$9,102
Non-current portion	1,368,656	1,399	839,937	–	2,209,992
	$1,377,157	$1,424	$840,513	$–	$2,219,094

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
Nine Months Ended September 30,
(Unaudited, dollars in thousands)
	2015	2014
Cash flows from operating activities
Net income (loss)	$264,696	$(126,631)
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	628,443	635,015
Bad debts expense	83,368	79,218
Stock-based compensation expense	28,961	25,715
Deferred income taxes, net	(39,516)	(33,242)
Equity in earnings of unconsolidated entities	(109,823)	(108,198)
Distributions from unconsolidated entities	45,047	74,864
Loss on impairment of assets	–	84,000
(Gain) loss on asset disposals, net	15,048	19,626
(Gain) loss on sale of business and other exit costs, net	(129,931)	(9,079)
(Gain) loss on license sales and exchanges, net	(146,884)	(91,446)
Noncash interest expense	2,058	1,584
Other operating activities	(701)	13
Changes in assets and liabilities from operations
Accounts receivable	(93,540)	70,653
Equipment installment plans receivable	(95,799)	(131,520)
Inventory	89,821	52,078
Accounts payable	125,123	11,034
Customer deposits and deferred revenues	(49,970)	28,684
Accrued taxes	211,803	14,307
Accrued interest	10,798	9,105
Other assets and liabilities	(112,084)	(109,569)
	726,918	496,211

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(558,112)	(553,718)
Cash paid for acquisitions and licenses	(286,710)	(284,089)
Cash received from divestitures and exchanges	324,772	151,369
Cash received for investments	–	10,000
Other investing activities	6,338	5,598
	(513,712)	(670,840)

Cash flows from financing activities
Issuance of long-term debt	225,000	–
Repayment of long-term debt	(615)	(819)
TDS Common Shares reissued for benefit plans, net of tax payments	11,409	486
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(868)	1,150
Repurchase of TDS Common Shares	–	(31,293)
Repurchase of U.S. Cellular Common Shares	(4,070)	(14,698)
Dividends paid to TDS shareholders	(45,859)	(43,575)
Payment of debt issuance costs	(3,101)	(1,019)
Distributions to noncontrolling interests	(6,097)	(439)
Other financing activities	4,519	7,889
	180,318	(82,318)

Net increase (decrease) in cash and cash equivalents	393,524	(256,947)

Cash and cash equivalents
Beginning of period	471,901	830,014
End of period	$865,425	$573,067

TDS Telecom Highlights
Three Months Ended September 30,
(Unaudited, dollars in thousands)

			Change
	2015	2014	Amount	Percent
Wireline
Operating revenues
Residential	$75,508	$73,901	$1,607	2%
Commercial	55,039	57,179	(2,140)	(4)%
Wholesale	44,032	46,570	(2,538)	(5)%
Total service revenues	174,579	177,650	(3,071)	(2)%
Equipment sales	477	425	52	12%
	175,056	178,075	(3,019)	(2)%
Operating expenses
Cost of services	63,696	64,072	(376)	(1)%
Cost of equipment sold	515	829	(314)	(38)%
Selling, general and administrative expenses	50,062	46,627	3,435	7%
Depreciation, amortization and accretion	41,228	41,358	(130)	-
(Gain) loss on asset disposals, net	1,845	743	1,102	>100%
(Gain) loss on sale of business and other exit costs, net	(105)	(2,201)	2,096	95%
	157,241	151,428	5,813	4%

Operating income	$17,815	$26,647	$(8,832)	(33)%

Cable
Operating revenues
Residential	$34,888	$22,921	$11,967	52%
Commercial	8,853	5,598	3,255	58%
Total service revenues	43,741	28,519	15,222	53%
Equipment sales	119	–	119	N/M
	43,860	28,519	15,341	54%
Operating expenses
Cost of services	19,545	12,651	6,894	54%
Cost of equipment	25	–	25	N/M
Selling, general and administrative expenses	14,346	9,948	4,398	44%
Depreciation, amortization and accretion	8,530	6,171	2,359	38%
(Gain) loss on asset disposals, net	425	626	(201)	(32)%
	42,871	29,396	13,475	46%

Operating income (loss)	$989	$(877)	$1,866	>100%

HMS
Operating revenues
Service revenues	$30,428	$27,806	$2,622	9%
Equipment sales	51,214	39,737	11,477	29%
	81,642	67,543	14,099	21%
Operating expenses
Cost of services	21,163	19,442	1,721	9%
Cost of equipment sold	43,081	33,819	9,262	27%
Selling, general and administrative expenses	12,446	12,724	(278)	(2)%
Depreciation, amortization and accretion	6,790	6,726	64	1%
Loss on impairment of assets	–	84,000	(84,000)	N/M
(Gain) loss on asset disposals, net	22	(2)	24	>100%
	83,502	156,709	(73,207)	(47)%

Operating (loss)	$(1,860)	$(89,166)	$87,306	98%

Intercompany revenues	$(1,184)	$(980)	$(204)	(21)%
Intercompany expenses	(1,184)	(980)	(204)	(21)%

Total TDS Telecom operating income (loss)	$16,944	$(63,396)	$80,340	>100%

TDS Telecom Highlights
Nine Months Ended September 30,
(Unaudited, dollars in thousands)

			Change
	2015	2014	Amount	Percent
Wireline
Operating revenues
Residential	$224,470	$219,766	$4,704	2%
Commercial	166,197	172,631	(6,434)	(4)%
Wholesale	135,016	142,483	(7,467)	(5)%
Total service revenues	525,683	534,880	(9,197)	(2)%
Equipment sales	1,478	1,409	69	5%
	527,161	536,289	(9,128)	(2)%
Operating expenses
Cost of services	188,727	192,777	(4,050)	(2)%
Cost of equipment sold	1,675	1,793	(118)	(7)%
Selling, general and administrative expenses	144,931	140,855	4,076	3%
Depreciation, amortization and accretion	124,440	125,921	(1,481)	(1)%
(Gain) loss on asset disposals, net	3,373	1,502	1,871	>100%
(Gain) loss on sale of business and other exit costs, net	(3,159)	(2,201)	(958)	(44)%
	459,987	460,647	(660)	-

Operating income	$67,174	$75,642	$(8,468)	(11)%

Cable
Operating revenues
Residential	$104,847	$59,396	$45,451	77%
Commercial	26,920	14,110	12,810	91%
Total service revenues	131,767	73,506	58,261	79%
Equipment sales	277	–	277	N/M
	132,044	73,506	58,538	80%
Operating expenses
Cost of services	59,342	35,000	24,342	70%
Cost of equipment sold	100	–	100	N/M
Selling, general and administrative expenses	40,735	22,611	18,124	80%
Depreciation, amortization and accretion	26,109	15,089	11,020	73%
(Gain) loss on asset disposals, net	(561)	1,116	(1,677)	>(100)%
	125,725	73,816	51,909	70%

Operating income (loss)	$6,319	$(310)	$6,629	>100%

HMS
Operating revenues
Service revenues	$88,311	$82,757	$5,554	7%
Equipment sales	129,878	115,830	14,048	12%
	218,189	198,587	19,602	10%
Operating expenses
Cost of services	63,145	57,689	5,456	9%
Cost of equipment sold	108,777	98,161	10,616	11%
Selling, general and administrative expenses	36,105	39,935	(3,830)	(10)%
Depreciation, amortization and accretion	19,798	20,195	(397)	(2)%
Loss on impairment of assets	–	84,000	(84,000)	N/M
(Gain) loss on asset disposals, net	(21)	76	(97)	>(100)%
	227,804	300,056	(72,252)	(24)%

Operating (loss)	$(9,615)	$(101,469)	$91,854	91%

Intercompany revenues	$(3,222)	$(1,959)	$(1,263)	(64)%
Intercompany expenses	(3,222)	(1,959)	(1,263)	(64)%

Total TDS Telecom operating income (loss)	$63,878	$(26,137)	$90,015	>100%

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)

	TDS Consolidated

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Cash flows from operating activities	$188,487	$180,569	$726,918	$496,211
Add: Sprint Cost Reimbursement	4,422	17,896	27,596	52,012
Less: Cash used for additions to property, plant and
equipment	198,599	213,811	558,112	553,718
Adjusted free cash flow (1)	$(5,690)	$(15,346)	$196,402	$(5,495)

(1)

Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment.  Sprint decommissioning and Sprint Cost Reimbursement are further defined and discussed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.  Adjusted free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment.